Exhibit 10.03

Commitment Letter
Regarding the Plan and Binding Measures for Stabilizing the Stock Price of the Company Within Three Years After Listing
In order to maintain the stability of the share price of ACM Research (Shanghai), Inc. (hereinafter referred to as the “company”) after listing, and fully protect the rights of the company’s shareholders, particularly small and medium shareholders, the company has specially formulated the Plan for Stabilizing the Stock Price of the Company Within Three Years After Listing of ACM Research (Shanghai), Inc. (hereinafter referred to as the “plan for stabilizing stock price”). According to the requirements of the Opinions on Further Promoting the Reform of the New Share Issuance System of the China Securities Regulatory Commission (hereinafter referred to as the “China Securities Regulatory Commission”), the company and its controlling shareholders, actual controllers, and directors receiving remuneration and/or allowances from the company (except for independent directors, the same below) and senior management personnel promise to strictly abide by the following plan to stabilize the stock price of the company:
1. Conditions for starting and stopping stock price stabilization measures
(1) Starting conditions: If the company has made an initial public offering of shares and the closing price of the stock price within three years after the listing on the Science and Technology Board is lower than the company’s audited net assets per share (net assets per share = total equity of common shareholders attributable to the parent company in the consolidated financial statements / total number of company shares at the end of the year. If the company’s net assets or total shares have changed due to the occurrence of ex-rights and ex-dividends such as dividend payouts, bonus shares, capital reserve conversion to increase in share capital, and additional new shares, or due to other reasons, then the relevant calculation and comparison methods shall be adjusted in accordance with the relevant regulations of the stock exchange or other applicable regulations, the same below) in the previous fiscal year for 20 consecutive trading days, the company will take one or more of the following measures in order to stabilize the stock price of the company: (1) The company buys back stocks; (2) The controlling shareholder increases the shareholding; (3) The directors and senior management personnel increase the shareholding.
(2) Stopping conditions: During the implementation period of the following specific stock price stabilization measures, if the company’s stock closing prices for 20 consecutive trading days are higher than the company’s audited net assets per share in the previous fiscal year, or the continuation to buy back and/or increase the company’s shares will result in the company’s equity distribution not meeting the listing conditions, the implementation of stock price stabilization measures shall stop.
2. Measures to stabilize the stock price
1. Measures by the company to stabilize the stock price
When triggering the starting conditions for the above stock price stabilization measures, on the premise of ensuring that the company’s equity distribution meets the listing conditions and does not affect the company’s normal production and operation, the company shall comply with the Company Law of the People’s Republic of China, Administrative Measures for the Repurchase of Public Shares by Listed Companies (Trial), Supplementary Provisions on the Repurchase of Shares by Listed Companies by Centralized Auction, and other laws, administrative regulations, departmental regulations, regulatory documents, relevant provisions of the stock exchange, the company’s articles of association and the requirements of the company’s internal governance system, after timely implementation of the relevant statutory procedures, buy back shares from the public shareholders.

The company shall convene a board meeting within 10 trading days from the date of triggering the stock price stabilization measures to review the company’s share repurchase proposal, which must be passed by more than half of all directors of the company’s Board of Directors, and within 2 trading days after the Board of Directors makes a resolution, a public announcement of the Board of Directors resolutions, relevant proposals and notice of convening a general meeting of shareholders shall be made. The proposal to repurchase shares shall include the price or price range of the shares to be repurchased, the number of shares, the period of repurchase, as well as the laws, administrative regulations, departmental regulations, regulatory documents and other information that shall be included in the relevant regulations of the stock exchange. The resolution of the company’s general meeting of shareholders on the repurchase of shares must be passed by more than two-thirds of the voting rights held by the shareholders present at the general meeting of shareholders. The controlling shareholders of the company undertakes to vote in favor of such repurchase matters at the general meeting of shareholders. The company shall initiate the implementation of the specific plan for stabilizing the stock price within 5 trading days after the plan is reviewed and approved at the general meeting of shareholders. The repurchased shares will be cancelled according to law and the company’s capital reduction procedures will be processed in a timely manner.
If the company passes the share repurchase proposal for the purpose of stabilizing the stock price, the number and number of shares repurchased by the company shall meet the following conditions:
1. The amount of funds used for a single share repurchase is not less than 10% of the net profit attributable to shareholders of the company audited in the previous fiscal year, but not higher than 20% of the net profit attributable to shareholders of the company audited in the previous fiscal year;
2. The total amount of repurchase funds used to stabilize stock prices in the same fiscal year shall not exceed 50% of the net profit attributable to shareholders of the company audited in the previous fiscal year.
If the above standards are exceeded, the relevant stock price stabilization measures will not continue to be implemented in the current year. However, when the situation that needs to initiate stock price stabilization measures continues to occur in the following year, the company will continue to implement the stock price stabilization plan in accordance with the above principles.
2. Measures by the controlling shareholder to stabilize the stock price

When the closing price of the company’s stock repurchase plan is lower than the company’s audited net assets per share in the previous fiscal year for 20 consecutive trading days after the expiration of the implementation period of the company’s share repurchase plan, or when the company’s share repurchase measures cannot be implemented, the controlling shareholder of the company shall initiate a plan to increase the company’s shares through auctions in the secondary market:

1. Under the premise of compliance with the conditions and requirements of laws, administrative regulations, departmental rules, regulatory documents, and relevant provisions of the stock exchange, such as the Administrative Measures for the Acquisition of Listed Companies and the Shanghai Stock exchange Science and Technology Board Listing Rules, the controlling shareholder of the company shall increase the shareholding in the company’s stock, and promise to vote in favor of the company’s share price stabilization plan with all the votes it has at the general meeting of shareholders.
2. The controlling shareholder shall, within 10 trading days from the date of triggering the stock price stabilization measure, notify the company in writing of its specific plan to increase its shareholding in the company and the company will make an announcement. The controlling shareholder shall initiate the implementation of the specific stock price stabilization plan within 5 trading days after the announcement of the stock price stabilization plan.
3. If the controlling shareholder of the company increases the company’s shares for the purpose of stabilizing the stock price, the number and amount of the company’s shares increased shall meet the following conditions:
(1) The accumulative amount of capital held by the controlling shareholder to increase the company’s shares within 12 consecutive months shall not be less than 30% of the after-tax cash dividend amount of the company obtained in the previous year, and shall not exceed the total after-tax cash dividend amount of the company obtained by the controlling shareholder in the previous year;
(2) The cumulative increase in the number of shares held within 12 consecutive months does not exceed 2% of the company’s total shares. If this requirement conflicts with item (1), this item shall prevail.
If the above standards are exceeded, the relevant stock price stabilization measures will not continue to be implemented in the current year. However, when the situation that needs to initiate stock price stabilization measures continues to occur in the following year, the stock price stabilization plan will continue to be implemented in accordance with the above principles.
3. Measures by the directors and senior management personnel to stabilize the stock price
When the company initiates stock price stabilization measures and the closing share price of the company’s stocks is lower than the company’s audited net assets per share in the previous fiscal year for 20 consecutive trading days after the expiration of the implementation period of the shareholding increase plan of the controlling shareholder, or if the share price stabilization measures for controlling shareholders to increase their shares cannot be implemented, the directors and senior management personnel shall initiate a plan to increase the company’s shares through auction transactions through the secondary market:
1. Under the premise of compliance with the conditions and requirements of laws, administrative regulations, departmental regulations, regulatory documents, and relevant regulations of the Stock exchange, such as the Administrative Measures for the Acquisition of Listed Companies and Management Rules for Shares of the Company Held by Directors, Supervisors and Senior Management Personnel of Listed Companies, the directors and senior management personnel shall increase their shareholding in the company’s stock, and promise to vote in favor of the company’s share price stabilization plan as its director (if any) on the Board of Directors.

2. The above mentioned directors and senior management personnel with the obligation to increase shareholding shall notify the company in writing of the specific plan to increase the company’s shares within 10 trading days from the date of triggering the share price stabilization measure and the company shall make an announcement. These directors and senior management personnel shall initiate the implementation of the specific stock price stabilization plan within 5 trading days after the announcement of the stock price stabilization plan.
3. Except for force majeure, if the above mentioned directors and senior management personnel who have the obligation to increase their shareholdings increase their shareholdings for the purpose of stabilizing the stock price, the number and number of shares held by the company shall meet the following conditions:
Within one fiscal year from the date on which the conditions for starting the above stock price stabilization measures have been achieved, the amount of funds for directors and senior management to increase their holdings of the company’s shares shall be not less than 10% but not more than 30% of the total amount of after-tax cash dividends (if any), salaries and allowances received from the company in the previous year.
If the above standards are exceeded, the relevant stock price stabilization measures will not continue to be implemented in the current year. However, when the situation that needs to initiate stock price stabilization measures continues to occur in the following year, the stock price stabilization plan will continue to be implemented in accordance with the above principles.
4. During the period of validity of the plan for stabilizing stock price, newly appointed directors and senior management personnel who meet the above conditions shall abide by the provisions on the obligations and responsibilities of the company’s directors and senior management in the plan for stabilizing stock price. The company and its controlling shareholder, existing directors, and senior management personnel shall urge the newly appointed directors and senior management personnel to abide by the plan for stabilizing stock price and sign relevant commitments before they receive written nominations.
4. Other measures to stabilize the stock price
1. On the premise of complying with the laws, administrative regulations, departmental regulations, regulatory documents, and relevant provisions of the stock exchange and ensuring the company’s operating capital requirements, the company may, through the review and approval of the meeting of the Board of Directors and general meeting of shareholders, stabilize the company’s share price by implementing profit distribution or capital accumulation fund to increase share capital;
2. On the premise of complying with the laws, administrative regulations, departmental regulations, regulatory documents, and relevant provisions of the stock exchange, the company may improve the company’s performance and stabilize the company’s stock price by reducing expenditures, limiting senior management’s remuneration, and suspending the equity incentive plan;
3. Other measures to stabilize stock prices as prescribed by laws, administrative regulations, departmental rules, and regulatory documents, and approved by the China Securities Regulatory Commission and the stock exchange.
3. Binding measures

1. The company has not fulfilled the binding measures to stabilize the stock price commitment
 If the company fails to perform or fails to fulfill its commitment to stabilizing the stock price according to the schedule, it is necessary to publicly explain the specific reasons on the disclosure media designated by the general meeting of shareholders and the China Securities Regulatory Commission. If it is not caused by force majeure and causes losses to the investor, the company will bear the liability for compensation to the investor according to law and bear the corresponding responsibility according to the requirements of laws, administrative regulations and relevant regulatory agencies; if it is caused by force majeure, the company shall research the treatment plan as soon as possible to reduce the loss of investor’s interests to the minimum, and submit it to the general meeting of shareholders for consideration, in order to protect the interests of the company’s investors as much as possible.
2. Binding measures for controlling shareholder’s failure to fulfill commitment to stabilize the stock price
If the controlling shareholder fails to perform or fails to fulfill its commitment to stabilize the stock price according to the schedule, the specific reason shall be publicly disclosed on the disclosure media designated by the general meeting of shareholders and the China Securities Regulatory Commission. If it is not caused by force majeure, the controlling shareholder shall agree not to receive the part of the company’s distributed profits that belongs to the controlling shareholder until the completion of the relevant commitments. If it causes losses to the investor, compensation shall be made for the investor’s losses according to law; if it is caused by force majeure, the controlling shareholder shall research the treatment plan as soon as possible to reduce the loss of investor’s interests to the minimum, in order to protect the interests of the investors as much as possible.
3. Binding measures for directors and senior management personnel’s failure to fulfill commitment to stabilize the stock price
If the above mentioned directors and senior management personnel who have an obligation to increase shareholdings fail to perform or fail to fulfill their commitment to stabilize the stock price according to the schedule, the specific reason shall be publicly disclosed on the disclosure media designated by the general meeting of shareholders and the China Securities Regulatory Commission.  If it is not caused by force majeure, the salary and/or allowance of directors and senior management personnel should be reduced or stopped. If it causes losses to the investor, compensation shall be made for the investor’s losses according to law; if it is caused by force majeure, the directors and senior management personnel shall research the treatment plan as soon as possible to reduce the loss of investor’s interests to the minimum, in order to protect the interests of the investors as much as possible.
This letter of commitment will take effect from the date of the company’s initial public offering and listing on the Science and Technology Board.
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(There is no text on this page, it is the signature page of the Commitment Letter Regarding the Plan and Binding Measures for Stabilizing the Stock Price of the Company Within Three Years After Listing)

/s/ ACM Research (Shanghai), Inc.
ACM Research (Shanghai), Inc.
(seal)
Date: Year Month Day

(There is no text on this page, it is the signature page of the Commitment Letter Regarding the Plan and Binding Measures for Stabilizing the Stock Price of the Company Within Three Years After Listing)

ACM RESEARCH, INC.

Signature: /s/ Hui Wang

Name: HUI WANG

Title: Authorized representative

Date: Year Month Day

(There is no text on this page, it is the signature page of the Commitment Letter Regarding the Plan and Binding Measures for Stabilizing the Stock Price of the Company Within Three Years After Listing)

/s/ Hui Wang
HUI WANG

Date: Year Month Day

(There is no text on this page, it is the signature page of the Commitment Letter Regarding the Plan and Binding Measures for Stabilizing the Stock Price of the Company Within Three Years After Listing)

/s/ Luo Qianli	/s/ Haiping Dun	/s/ Stephen Sun-Hai Chiao

Luo Qianli	HAIPING DUN	STEPHEN SUN-HAI CHIAO

(There is no text on this page, it is the signature page of the Commitment Letter Regarding the Plan and Binding Measures for Stabilizing the Stock Price of the Company Within Three Years After Listing)

/s/ Wang Jian	/s/ Lisa Yi Lu Feng	/s/ Sotheara Cheav

Wang Jian	LISA YI LU FENG	SOTHEARA CHEAV

/s/ Chen Fuping	/s/ Luo Mingzhu

Chen Fuping	Luo Mingzhu

Date: Year Month Day